Morgan Stanley Institutional Fund, Inc.

Multi-Asset Real Return Portfolio

Summary Prospectus   |   April 30, 2025

Share Class and Ticker Symbols
Class I	Class A	Class C	Class R6
MRJIX	MRJAX	MRJCX	MRJSX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/MSIFMultiAssetRealReturn. You can also get this information at no cost by calling toll-free  1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2025 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Multi-Asset Real Return Portfolio (the “Fund”) seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 33 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.

Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class R6
Advisory Fee[1]	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[2]	1.70%	1.84%	1.81%	17.41%
Total Annual Fund Operating Expenses[3]	2.30%	2.69%	3.41%	18.01%
Fee Waiver and/or Expense Reimbursement[3]	1.50%	1.54%	1.51%	17.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.80%	1.15%	1.90%	0.75%
1	“Advisory Fee” includes the management fee of the Subsidiary (as defined below). The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include expenses of the Fund’s and Subsidiary’s most recent fiscal year.
3	The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.90% for Class C and 0.75% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 82	$ 574	$ 1,093	$ 2,519
Class A	$ 636	$ 1,178	$ 1,745	$ 3,281
Class C	$ 293	$ 907	$ 1,645	$ 3,429
Class R6	$ 77	$ 3,359	$ 5,843	$ 9,721

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 82	$ 574	$ 1,093	$ 2,519
Class A	$ 636	$ 1,178	$ 1,745	$ 3,281
Class C	$ 193	$ 907	$ 1,645	$ 3,429
Class R6	$ 77	$ 3,359	$ 5,843	$ 9,721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 310%  of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser seeks to achieve the Fund’s investment objective by investing in inflation-sensitive securities, such as inflation-sensitive global equities (such as energy and materials), commodities (such as gold and other precious metals and industrial metals)

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

and inflation-linked bonds (collectively, “Core Real Assets”). The Adviser will also opportunistically allocate assets to infrastructure, real estate, and other real asset equities with inflation-hedging characteristics. The Fund’s investment allocation to Core Real Assets may vary significantly and is not subject to a minimum threshold. The Fund will opportunistically take directional and non-directional (or hedged) positions across multiple asset classes globally with attractive real return potential. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes. The Adviser may implement these positions either directly by purchasing securities or in the case of short positions, through the use of derivatives.

The Adviser will actively manage the Fund by: (1) periodically adjusting allocations to Core Real Assets; (2) varying weights of sub-categories within Core Real Assets and (3) opportunistically adding directional and non-directional positions with inflation-hedging and/or real return characteristics.

In selecting investments for the Fund, the Adviser uses a top-down macro-driven discretionary fundamental approach. Investment decisions will be based on an assessment of factors including macroeconomic and structural trends (e.g. economic growth, interest rates, political cycles and inflation), with a particular focus on inflation, asset valuations and investor sentiment/positioning.

Under normal market conditions, the Fund typically expects to invest between 50-100% of its total assets in Core Real Assets. However, at the Adviser’s discretion based on market and other conditions, the Fund may at times have less or no exposure to Core Real Assets.

The Fund may invest in real estate investment trusts and similar entities established outside the United States. In addition, the Fund may invest in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging markets or developing countries and sovereign debt, as well as fixed-income securities that are rated below “investment grade” or are not rated (commonly referred to as “junk bonds” or “high yield/high risk securities”) but are determined by the Adviser to be of equivalent quality. The Fund may invest in asset-backed securities. The Fund may also invest in privately placed and restricted securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders, such as banks. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) (including those which may be managed by the Adviser or its affiliates).

The Fund will use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or income earning purposes. The Fund’s use of derivatives may involve engaging in futures, options, swaps, structured investments (including commodity-linked notes) and other related derivative instruments and techniques. The Fund may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets while meeting the federal tax requirements that apply to regulated investment companies, like the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. The prices of equity securities fluctuate, sometimes rapidly or widely, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities are subject to heightened risks.

The value of equity securities declines in response to perceived or actual adverse changes in the economy, economic outlook or financial markets; deterioration in investor sentiment; inflation, interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions affect certain types of equity securities to a greater extent than other types of equity securities. If the stock market declines, the value of the Fund’s equity securities will also likely decline, which will result in a decrease in the value of your investment in the Fund. Although prices can rebound, there is no assurance that prices of the Fund’s equity securities will return to previous levels.

•	Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs, REOCs and Foreign Real Estate Companies. Investing in real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and foreign real estate companies exposes investors to the risks of owning real estate directly and investing in companies in the real estate industry, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•	Commodities. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

•	Natural Resources. Investments in securities of natural resources companies may be affected by a variety of factors, including global political and economic developments, natural disasters in major natural resource areas, fluctuations in commodity prices, government regulations and fluctuating demand caused by, among other things, rising interest rates, general economic conditions and energy conservation efforts.

•	Infrastructure Companies. By investing in infrastructure companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within the infrastructure industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

•	ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses while continuing to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will, in effect, be absorbing fees at two levels. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Emerging market countries may be subject to increased potential for market manipulation and to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. TIPS are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of TIPS tend to decline when real interest rates increase. Interest payments on TIPS will fluctuate as the principal and/or interest is periodically adjusted to a specified rate of inflation and can be unpredictable.

•	Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions,

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivatives transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Asset Allocation. The Fund’s allocations to the various underlying and independently managed investment strategies may cause the Fund to underperform a particular individual strategy or other funds, including those with a similar investment objective. It is possible that Fund assets could be allocated to underlying and independently managed investment strategies that perform poorly or underperform other investments under various market conditions.

•	Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Foreign Currency. The Fund’s investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

•	Inflation-Linked Securities Risk. The values of inflation-linked securities change in response to actual or anticipated changes in specific inflation rates. Inflation-linked securities are also subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. Such changes may be unanticipated by the Adviser. In addition, inflation-linked securities are subject to the risks associated with fixed-income securities. When inflation is low, declining, or negative, the inflation-linked securities in which the Fund invests could underperform more conventional bonds. Interest payments on inflation-linked investments may vary widely and will fluctuate as the principal and interest are adjusted for inflation.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed and restricted securities, which are generally subject to resale or transfer restrictions or prohibitions. Private placements and restricted securities may not be listed on an exchange and may have no active trading market. The Fund may be unable to dispose of privately placed and restricted securities promptly or may be able to sell privately placed and restricted securities only at disadvantageous times or prices, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. There is no assurance that a liquid market will exist for privately placed and restricted securities and these securities could have the effect of increasing the level of Fund illiquidity. In addition, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Restricted securities, including privately placed securities, may be difficult to value and may experience significant price volatility, and there is typically less information available about issuers of private placements and restricted securities and there is no assurance that the information obtained by the Adviser is reliable. Private placements and restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.

•	Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV per share. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	Subsidiary Risk. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

•	Investment Company Securities. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies, ETFs and money market funds (which may be managed by the Adviser or its affiliates). The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in other investment companies.

•	Tax Risk. The Fund may seek to gain exposure to the commodity markets and certain other financial instruments through investments in the Subsidiary. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. The IRS also issued final regulations that would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The Fund intends to treat its income from the Subsidiary as qualifying income. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•	Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, a custom benchmark and one or more additional indexes.  The additional index(es) in the table provide a means to compare the Fund’s average annual total returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-6397. Prior to August 31, 2021, the Fund was managed pursuant to a different investment strategy. Performance information for periods prior to August 31, 2021, does not reflect the Fund’s current investment strategy.

Annual Total Returns—Calendar Years

High Quarter	12/31/22	10.93%
Low Quarter	03/31/20	-18.55%

Average Annual Total Returns
(for the calendar periods ended  December 31, 2024)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 06/18/2018)
Return Before Taxes	-0.10%	5.89%	6.07%
Return After Taxes on Distributions[1]	-3.95%	3.23%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	0.20%	3.60%	3.90%

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

	Past One Year	Past Five Years	Since Inception
Class A (commenced operations on 06/18/2018)
Return Before Taxes	-5.79%	4.36%	4.81%
Class C (commenced operations on 06/18/2018)
Return Before Taxes	-2.17%	4.70%	4.89%
Class R6 (commenced operations on 06/18/2018)
Return Before Taxes	-0.19%	5.90%	6.08%
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[2]	18.67%	11.17%	10.65%[3]
Bloomberg U.S. Treasury Bill 1-3 Month Index (reflects no deduction for fees, expenses or taxes)[4]	5.32%	2.49%	2.41%[3]
MSIF Multi-Asset Real Return Blend Index (reflects no deduction for fees, expenses or taxes)[5]	5.32%	9.01%	9.00%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Bloomberg U.S. Treasury Bills 1-3 Month Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one month and less than three months. It is not possible to invest directly in an index.
5	The MSIF Multi-Asset Real Return Blend Index is a performance linked benchmarks of the Fund. The MSCI World Net Index from the Fund’s inception to August 30, 2021 to the Bloomberg U.S. Treasury Bill 1-3 Month Index for periods thereafter. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers.  The Fund is managed by members of the Global Multi-Asset team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Cyril Moullé-Berteaux	Managing Director	Since August 2021
Mark A. Bavoso	Managing Director	Since inception

Purchase and Sale of Fund Shares

The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Code, and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Multi-Asset Real Return Portfolio (Con’t)

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.

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